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                                                                       EXHIBIT 4

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        COMMON STOCK                                                                                              COMMON STOCK

           NUMBER                                           BINGHAM                                                  SHARES
         ----------                              ------------------------------                                    ----------
        |          |                             FINANCIAL SERVICES CORPORATION                                   |          |
         ----------                              ------------------------------                                    ----------
                                                                                                                  SEE REVERSE FOR
                                       INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN                     CERTAIN DEFINITIONS

                                                                                                                -------------------
P                                                                                                              | CUSIP 090433 10 3 |
R                                                                                                               -------------------
O       THIS CERTIFIES THAT
0
F

        IS THE OWNER OF

                                       FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK

             ----------------------------------                                      ----------------------------------
        ---------------------------------------BINGHAM FINANCIAL SERVICES CORPORATION----------------------------------------
             ----------------------------------                                      ----------------------------------

                                                        CERTIFICATE OF STOCK
        transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate  properly endorsed.  This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation and the amendments from time to time made thereto, copies of which are on file at the principal office of the Corporation, to all of which the holder of this Certificate by acceptance hereof assents.  This Certificate is not valid until countersigned and registered by the
        Transfer Agent and Registrar.

                WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        DATED:

               Gary A. Shiffman                                                                       Jeffrey P. Jorissen

                   SECRETARY                      BINGHAM FINANCIAL SERVICES                  PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                                        CORPORATION
                                                       CORPORATE SEAL
                                                          MICHIGAN

                                             STEEL ENGRAVED BORDER TO BE PRINTED HERE
(C)MIDWEST

                                                                                COUNTERSIGNED AND REGISTERED:
                                                                                            AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                                    TRANSFER AGENT AND REGISTRAR

                                                                                BY
                                                                                                                AUTHORIZED OFFICER




(C) MIDWEST BANK NOTE COMPANY, PLYMOUTH, MICHIGAN
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                    BINGHAM FINANCIAL SERVICES CORPORATION


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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                                    UNIF GIFT MIN ACT - _____________Custodian __________________
TEN ENT  - as tenants by the entireties                                                  (Cust)                   (Minor)
JT TEN   - as joint tenants with right of survivorship                            under Uniform Gifts to Minors
           and not as tenants in common                                           Act __________________________________________
                                                                                                     (State)
                              Additional abbreviations may also be used though not in the above list.



  FOR VALUE RECEIVED, ________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________________
|______________________________________|________________________________________________________________________________________
________________________________________________________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________ SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT_____________________
________________________________________________________________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED, _____________________________________________________

                                                                ________________________________________________________________


                                                                ________________________________________________________________

NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

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